UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

John G. Popp

Credit Suisse Asset Management Income Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2020 to December 31, 2020

Item 1.	Reports to Stockholders.

Credit Suisse Asset Management

Income Fund, Inc.

Eleven Madison Avenue

New York, NY 10010

Directors

Steven N. Rappaport

Chairman of the Board

Laura A. DeFelice

Jeffrey E. Garten

Mahendra R. Gupta

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Omar Tariq

Chief Financial Officer and Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Credit Suisse Asset Management

Income Fund, Inc.

ANNUAL REPORT

December 31, 2020

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report

December 31, 2020 (unaudited)

January 19, 2021

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the 12-month period ended December 31, 2020.

Performance Summary

01/01/20 – 12/31/20

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	8.08%
Total Return (based on market value)[1]	7.58%
ICE BofA US High Yield Constrained Index[2]	6.07%

Market Review: Weathering Through a Pandemic

The annual period ended December 31, 2020, was positive for the high yield asset class, despite significant macroeconomic headwinds caused by the COVID-19 pandemic. The ICE BofA US High Yield Constrained Index (the “Index”), the Fund’s benchmark, returned 6.07% for the period.

After a strong start to the year, markets plunged in March 2020 as COVID-19 began to spread throughout the United States. Panicked investors pulled $11.7 billion from high yield U.S. mutual funds—causing the average price of the Index to fall from $102.49 on December 31, 2019 to $91.59 on March 31, 2020. However, the high yield bond market recovered in Q2, as Index and opportunistic credit buyers entered the market on the back of significant monetary policy support. The recovery continued through Q3 and Q4, as investors gained confidence that 2021 would bring further economic improvement and more success fighting the pandemic. The 10-year U.S. treasury rate tightened by 100 basis points over the period, which led to increased demand in the asset class, especially in high quality, long duration bonds. Overall, yields declined significantly and ended the period at 4.23%—118 basis points tighter than on January 1, 2020—while spreads widened slightly to +390 basis points versus +372 basis points.

For the period, BB-rated bonds strongly outperformed the Index, returning 8.60%. Conversely, B-rated and CCC-rated bonds underperformed, returning 3.82% and 2.03%, respectively.

From an industry perspective, integrated energy, automakers, and printing & publishing were the best performing sectors, returning 48.47%, 20.47% and 14.29%, respectively. In contrast, the worst performing sectors included department stores, oil field equipment & services, and theaters & entertainment, losing -57.84%, -29.91% and -25.04%, respectively.

Default activity, as measured by JP Morgan, and including distressed exchanges, ended the period at 6.76%—up 289 basis points over the prior 12-month period. Macroeconomic weakness from the COVID-19 pandemic and continued energy sector weakness led to the higher default activity. For 2021, we expect default rates to revert toward their longer-term averages, as certain larger defaults get removed from the trailing figures in the first half of the year.

High yield U.S. mutual fund flows were positive, with $45.2 billion of inflows for 2020—compared to $18.8 billion of inflows for 2019.

New high yield bond issuance totaled $449.9 billion for 2020—an increase of 57% year-over-year. As issuers have accessed the high yield capital markets to increase liquidity reserves, general corporate purposes accounted for 25% of the total issuance in 2020, which is more than double the 12% for 2019. Refinancing activity remained the most common use of new issuance proceeds, accounting for 66% of the total issuance in 2020, which is similar to 68% of total issuance for all of 2019.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2020 (unaudited)

Strategic Review and Outlook: Moving Forward with Cautious Optimism

For the 12-month period ended December 31, 2020, the Fund outperformed the benchmark on both a price and NAV basis. Relative performance for the year benefitted from an underweight to energy, an overweight to basic industry, and positive security selection in the automotive and transportation sectors. Conversely, negative security selection in the leisure, telecommunications and consumer goods sectors caused a drag on relative performance. From a ratings perspective, Caa2 and Caa3 rated investments contributed the most to relative returns, while B3 and Ba2 detracted the most from them.

Going forward, we expect steady improvement in economic data driven by pent up demand and supportive monetary policy. We expect defaults to decline due to the second half recovery in corporate earnings and energy prices. However, easing of restrictions will be vital to market performance in 2021, as markets are pricing in a very high likelihood of a successful COVID vaccine rollout and a recovery in leisure activity. In light of these market conditions, we expect to favor defensive sectors with limited-to-zero COVID risk until we see tangible evidence of a recovery from COVID impacts.

Thomas J. Flannery Chief Investment Officer*	John G. Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments, and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of December 31, 2020; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.270 per share.
[2]

The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

*

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**

John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2020 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of December 31, 2020)

S&P Ratings**

BBB	0.8%
BB	21.3
B	38.5
CCC	33.0
CC	0.6
C	0.2
NR	4.9

Subtotal	99.3
Equity and Other	0.7

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**

Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

Average Annual Returns

December 31, 2020 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.08%	7.63%	10.49%	7.94%
Market Value	7.58%	7.49%	11.86%	7.47%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 1.25%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (84.8%)

Advertising (0.4%)

$625	TripAdvisor, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/22 @ 103.50)(1)	(BB-, B1)	07/15/25	7.000	$676,172

Aerospace and Defense (1.4%)

250	KBR, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/23 @ 102.38)(1)	(B+, B1)	09/30/28	4.750	260,937

800	TransDigm, Inc., Global Company Guaranteed Notes (Callable 03/15/22 @ 103.75)	(B-, B3)	03/15/27	7.500	855,352

1,250	TransDigm, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/22 @ 103.13)(1)	(B+, Ba3)	03/15/26	6.250	1,332,819

					2,449,108

Air Transportation (0.4%)

685	Mileage Plus Intellectual Property Assets, Ltd. Rule 144A, Senior Secured Notes (Callable 06/30/23 @ 103.25)(1)	(NR, Baa3)	06/20/27	6.500	737,659

Auto Parts & Equipment (2.6%)

200	Adient U.S. LLC, Rule 144A, Senior Secured Notes (Callable 04/15/22 @ 104.50)(1)	(B+, Ba3)	04/15/25	9.000	223,250

385	BorgWarner, Inc., Rule 144A, Senior Unsecured Notes(1)	(BBB, Baa1)	10/01/25	5.000	452,986

2,310	Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/22 @ 104.25)(1)	(CCC+, Caa1)	05/15/27	8.500	2,513,417

1,300	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(1)	(CCC, Caa1)	11/15/26	5.625	1,202,591

250	Tenneco, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/24 @ 103.94)(1)	(B, Ba3)	01/15/29	7.875	281,159

					4,673,403

Automakers (0.7%)

400	Ford Motor Co., Global Senior Unsecured Notes	(BB+, Ba2)	04/21/23	8.500	450,842

675	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/23 @ 103.13)(1)	(BB, B2)	07/15/28	6.250	726,891

					1,177,733

Brokerage (0.7%)

1,098	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/22 @ 104.31)(1)	(BB-, Ba3)	06/15/25	8.625	1,196,134

Building & Construction (0.8%)

400	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/22 @ 103.75)(1)	(B+, B3)	02/15/25	7.500	420,250

1,025	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/21 @ 102.81)(1)	(BB, Ba3)	05/01/26	5.625	1,065,359

					1,485,609

Building Materials (4.1%)

1,455	BMC East LLC, Rule 144A, Senior Secured Notes (Callable 01/04/21 @ 102.75)(1)	(BB, B1)	10/01/24	5.500	1,495,012

325	Core & Main LP, Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 103.06)(1)	(CCC+, Caa2)	08/15/25	6.125	336,578

1,050	Installed Building Products, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.88)(1)	(B+, B3)	02/01/28	5.750	1,121,988

1,650	James Hardie International Finance DAC, Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.50)(1)	(BB, Ba1)	01/15/28	5.000	1,758,454

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials

$400	Jeld-Wen, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/22 @ 103.12)(1)	(BB+, Ba2)	05/15/25	6.250	$434,000

200	Summit Materials Finance Corp. Rule 144A, Company Guaranteed Notes (Callable 07/15/23 @ 102.63)(1)	(BB, B2)	01/15/29	5.250	210,250

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/22 @ 103.56)(1)	(BB-, B2)	06/15/25	7.125	550,578

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/23 @ 103.63)(1)	(BB-, B2)	06/15/28	7.250	569,348

750	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/23 @ 103.44)(1)	(CCC+, Caa1)	10/15/28	6.875	801,094

					7,277,302

Cable & Satellite TV (3.8%)

685	CSC Holdings LLC, Global Senior Unsecured Notes	(B, B3)	06/01/24	5.250	742,729

500	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/21 @ 102.75)(1)	(BB, Ba3)	05/15/26	5.500	520,625

50	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1)	(BB, Ba3)	04/15/27	5.500	53,050

850	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.69)(1)	(BB, Ba3)	02/01/28	5.375	909,500

1,023	Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/22 @ 102.69)(1)	(B, B3)	08/15/27	5.375	1,072,677

1,400	Telenet Finance Luxembourg Notes Sarl, Rule 144A, Senior Secured Notes (Callable 12/01/22 @ 102.75)(1)	(BB-, Ba3)	03/01/28	5.500	1,497,650

500	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 04/15/22 @ 102.50)(1),(2)	(BB-, Ba3)	04/15/27	5.000	718,089

1,214	Ziggo B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(1)	(B+, B1)	01/15/27	5.500	1,269,352

					6,783,672

Chemicals (4.9%)

900	Alpha U.S. Bidco, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 101.56)(1)	(CCC, Caa2)	02/01/25	6.250	920,250

1,230	Atotech Alpha 2 B.V., 8.75% Cash, 9.50% PIK, Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 101.00)(1),(3)	(CCC, Caa2)	06/01/23	8.750	1,243,341

200	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/22 @ 102.88)(1)	(BB-, Ba3)	05/15/25	5.750	212,750

500	GCP Applied Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/21 @ 102.75)(1)	(BB, B1)	04/15/26	5.500	516,780

1,440	Ingevity Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.25)(1)	(NR, Ba3)	02/01/26	4.500	1,472,126

800	Nouryon Holding B.V., Rule 144A, Senior Unsecured Notes (Callable 10/01/21 @ 103.25)(1),(4)	(B-, Caa1)	10/01/26	6.500	1,036,029

276	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes(1),(5),(6),(7),(8)	(NR, NR)	05/01/18	9.000	3,730

1,500	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/21 @ 103.25)(1),(9)	(B, B3)	04/15/26	6.500	1,563,750

1,700	Venator Materials LLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 104.31)(1)	(CCC+, Caa1)	07/15/25	5.750	1,592,688

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals

$200	Venator Materials LLC, Rule 144A, Senior Secured Notes (Callable 07/01/22 @ 107.13)(1)	(B, B1)	07/01/25	9.500	$219,000

					8,780,444

Consumer/Commercial/Lease Financing (1.0%)

1,750	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 102.38)(1)	(B+, Ba3)	02/01/28	4.750	1,807,969

Diversified Capital Goods (0.6%)

1,000	Stevens Holding Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/23 @ 101.53)(1)	(B+, B2)	10/01/26	6.125	1,083,560

Electronics (1.8%)

1,750	Entegris, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/11/21 @ 103.47)(1)	(BB, Ba2)	02/10/26	4.625	1,817,812

1,200	Sensata Technologies B.V., Rule 144A, Company Guaranteed Notes(1)	(BB+, Ba3)	10/01/25	5.000	1,337,250

					3,155,062

Energy - Exploration & Production (2.8%)

525	Aker BP ASA, Rule 144A, Senior Unsecured Notes (Callable 03/31/21 @ 102.94)(1)	(BBB-, Ba1)	03/31/25	5.875	543,917

350	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 03/14/22 @ 105.44)(1)	(BB-, B3)	03/14/27	7.250	374,944

350	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 104.50)(1)	(NR, B3)	01/15/29	6.000	359,226

800	Laredo Petroleum, Inc., Company Guaranteed Notes (Callable 01/15/23 @ 107.59)	(B-, Caa1)	01/15/28	10.125	681,600

1,826	Talos Production Finance, Inc., Global Secured Notes (Callable 01/13/21 @ 102.75)	(NR, NR)	04/03/22	11.000	1,898,737

1,500	W&T Offshore, Inc., Rule 144A, Secured Notes (Callable 02/01/21 @ 104.88)(1)	(B, Caa3)	11/01/23	9.750	1,068,750

					4,927,174

Environmental (0.4%)

425	GFL Environmental, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/22 @ 102.56)(1)	(BB-, Ba3)	12/15/26	5.125	452,667

200	Stericycle, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/23 @ 101.94)(1)	(BB-, NR)	01/15/29	3.875	205,750

					658,417

Forestry & Paper (0.3%)

525	Norbord, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/22 @ 102.88)(1)	(BB+, Ba1)	07/15/27	5.750	566,254

Gaming (4.2%)

500	Boyd Gaming Corp., Global Company Guaranteed Notes (Callable 08/15/21 @ 103.00)	(B-, Caa1)	08/15/26	6.000	520,000

1,665	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/23 @ 102.38)(1)	(B+, B1)	01/15/28	4.750	1,756,267

868	Gateway Casinos & Entertainment Ltd., Rule 144A, Secured Notes (Callable 02/01/21 @ 104.13)(1)	(CCC-, Caa3)	03/01/24	8.250	819,084

2,100	Golden Nugget, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 101.69)(1)	(CCC, Caa2)	10/15/24	6.750	2,087,547

1,469	Jacobs Entertainment, Inc., Rule 144A, Secured Notes (Callable 02/01/21 @ 103.94)(1)	(B-, B3)	02/01/24	7.875	1,509,243

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Gaming

$750	MGP Finance Co-Issuer, Inc., Global Company Guaranteed Notes (Callable 11/01/26 @ 100.00)	(BB-, B1)	02/01/27	5.750	$842,576

					7,534,717

Gas Distribution (1.0%)

750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 02/01/21 @ 101.88)	(B+, B1)	06/15/24	5.625	732,656

425	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 02/01/21 @ 104.88)	(B+, B1)	10/01/25	6.500	414,109

675	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 02/15/21 @ 104.69)	(B+, B1)	05/15/26	6.250	635,695

					1,782,460

Health Facilities (0.8%)

750	HCA, Inc., Company Guaranteed Notes (Callable 03/01/28 @ 100.00)	(BB-, Ba2)	09/01/28	5.625	886,331

500	Surgery Center Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 105.00)(1),(9)	(CCC, Caa2)	04/15/27	10.000	553,438

					1,439,769

Health Services (1.6%)

450	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00)(1)	(BB-, Ba3)	04/15/29	4.000	461,250

1,850	Radiology Partners, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.63)(1)	(CCC, Caa3)	02/01/28	9.250	2,081,250

235	RP Escrow Issuer LLC, Rule 144A, Senior Secured Notes (Callable 12/15/22 @ 102.63)(1)	(B-, B3)	12/15/25	5.250	245,883

					2,788,383

Insurance (0.7%)

700	Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 10/15/23 @ 102.13)(1)	(B, B2)	10/15/27	4.250	717,062

437	Alliant Holdings Co-Issuer, Rule 144A, Senior Unsecured Notes (Callable 10/15/22 @ 103.38)(1)	(CCC+, Caa2)	10/15/27	6.750	468,329

					1,185,391

Insurance Brokerage (3.1%)

2,000	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 103.50)(1)	(CCC+, Caa2)	11/15/25	7.000	2,085,850

1,000	Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/22 @ 107.59)(1)	(CCC+, Caa2)	08/01/26	10.125	1,149,840

780	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/22 @ 104.00)(1)	(CCC+, Caa2)	05/15/27	8.000	848,991

1,400	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 08/15/23 @ 103.44)(1)	(CCC+, Caa2)	08/15/28	6.875	1,496,502

					5,581,183

Investments & Misc. Financial Services (2.1%)

785	AG Issuer LLC, Rule 144A, Senior Secured Notes (Callable 03/01/23 @ 103.13)(1)	(B-, B2)	03/01/28	6.250	795,794

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Investments & Misc. Financial Services

$2,425	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/21 @ 104.00)(1)	(B, B1)	05/01/26	8.000	$2,554,883

400	GrafTech Finance, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/23 @ 102.31)(1)	(BB-, B1)	12/15/28	4.625	405,000

					3,755,677

Machinery (1.4%)

100	Granite U.S. Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.50)(1)	(CCC, Caa1)	10/01/27	11.000	111,500

470	Harsco Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/22 @ 102.88)(1)	(B+, B1)	07/31/27	5.750	497,906

400	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 06/15/22 @ 102.88)	(BB+, Ba1)	06/15/25	5.750	432,750

1,485	Rexnord LLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.44)(1)	(BB-, B1)	12/15/25	4.875	1,516,556

					2,558,712

Media - Diversified (0.3%)

550	National CineMedia LLC, Global Senior Unsecured Notes (Callable 08/15/21 @ 102.88)	(CCC-, Caa3)	08/15/26	5.750	395,208

250	National CineMedia LLC, Rule 144A, Senior Secured Notes (Callable 04/15/23 @ 102.94)(1)	(CCC+, B3)	04/15/28	5.875	212,500

					607,708

Media Content (1.0%)

980	Diamond Sports Finance Co., Rule 144A, Company Guaranteed Notes (Callable 08/15/22 @ 103.31)(1),(9)	(B, B3)	08/15/27	6.625	594,125

615	Diamond Sports Finance Co., Rule 144A, Senior Secured Notes (Callable 08/15/22 @ 102.69)(1)	(BB-, Ba3)	08/15/26	5.375	500,841

587	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/24 @ 102.75)(1)	(BB, Ba3)	07/01/29	5.500	646,984

					1,741,950

Metals & Mining - Excluding Steel (3.6%)

1,550	Cleveland-Cliffs, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 102.44)(1)	(B, B2)	01/15/24	4.875	1,581,969

200	Cleveland-Cliffs, Inc., Rule 144A, Senior Secured Notes (Callable 10/17/22 @ 107.41)(1)	(B, B2)	10/17/25	9.875	235,500

200	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 103.63)(1)	(CCC+, Caa2)	04/01/23	7.250	206,440

1,500	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 03/01/21 @ 105.16)(1)	(CCC+, NR)	03/01/26	6.875	1,566,562

300	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38)(1)	(B+, B2)	01/30/30	4.750	323,772

2,550	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 102.19)(1)	(CCC+, Caa1)	06/15/22	8.750	2,590,838

					6,505,081

Mortgage Backed Securities (0.3%)

565	Starwood Property Trust, Inc., Global Senior Unsecured Notes (Callable 09/15/21 @ 100.00)	(B+, Ba3)	12/15/21	5.000	575,888

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Oil Field Equipment & Services (0.7%)

$259	Pioneer Energy Services Corp., PIK, Rule 144A, Senior Unsecured Notes(1),(3),(6),(7)	(NR, NR)	08/28/25	5.000	$113,861

2,500	Shelf Drilling Holdings Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/21 @ 106.19)(1)	(CCC+, Caa2)	02/15/25	8.250	1,159,375

					1,273,236

Oil Refining & Marketing (0.3%)

500	Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/22 @ 105.63)(1)	(BB-, B1)	10/01/25	7.500	540,732

Packaging (4.0%)

290	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/11/21 @ 104.50)(1)	(B, Caa1)	02/15/25	6.000	300,803

133	Crown Americas Capital Corp. VI, Global Company Guaranteed Notes (Callable 02/01/21 @ 103.56)	(BB-, Ba3)	02/01/26	4.750	138,461

2,000	Flex Acquisition Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 101.72)(1)	(CCC+, Caa2)	01/15/25	6.875	2,035,000

400	Intelligent Packaging Ltd. Co-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 09/15/22 @ 103.00)(1)	(B-, B3)	09/15/28	6.000	411,750

1,710	Plastipak Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 103.13)(1)	(B, B3)	10/15/25	6.250	1,764,506

2,050	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.44)(1)	(BB-, Ba3)	10/15/25	4.875	2,106,057

350	Trivium Packaging Finance B.V., Rule 144A, Senior Secured Notes (Callable 08/15/22 @ 102.75)(1)	(B, B2)	08/15/26	5.500	370,781

					7,127,358

Personal & Household Products (0.7%)

1,350	High Ridge Brands Co., Rule 144A, Senior Unsecured Notes (Callable 03/15/21 @ 102.22)(1)	(NR, NR)	03/15/25	8.875	—

1,174	Mattel, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/11/21 @ 105.06)(1)	(B+, B1)	12/31/25	6.750	1,240,296

					1,240,296

Pharmaceuticals (4.4%)

500	Bausch Health Americas, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/22 @ 104.63)(1)	(B, B3)	04/01/26	9.250	558,150

250	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/21 @ 104.50)(1)	(B, B3)	12/15/25	9.000	276,456

500	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/24 @ 103.63)(1)	(B, B3)	05/30/29	7.250	562,898

700	Bausch Health Cos., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.63)(1)	(B, B3)	01/30/30	5.250	735,784

1,300	Bausch Health Cos., Inc., Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 103.50)(1)	(BB, Ba2)	03/15/24	7.000	1,338,675

1,000	Catalent Pharma Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/11/21 @ 102.44)(1)	(BB-, B1)	01/15/26	4.875	1,023,560

650	Endo Finance LLC, Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 102.94)(1)	(B+, B2)	10/15/24	5.875	660,156

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Pharmaceuticals

$800	Horizon Therapeutics U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/22 @ 104.13)(1)	(B+, Ba3)	08/01/27	5.500	$860,408

1,782	Owens & Minor, Inc., Global Senior Secured Notes (Callable 09/15/24 @ 100.00)	(B+, B2)	12/15/24	4.375	1,832,119

					7,848,206

Real Estate Development & Management (1.1%)

718	Newmark Group, Inc., Global Senior Unsecured Notes (Callable 10/15/23 @ 100.00)	(BB+, NR)	11/15/23	6.125	781,424

1,782	WeWork Cos., Inc., Rule 144A, Company Guaranteed Notes(1)	(CCC+, Wr)	05/01/25	7.875	1,206,209

					1,987,633

Real Estate Investment Trusts (1.5%)

900	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.63)(1)	(BB-, Ba3)	05/01/25	5.250	923,828

400	iStar, Inc., Global Senior Unsecured Notes (Callable 08/15/22 @ 102.75)	(BB, Ba3)	02/15/26	5.500	408,750

1,385	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/23 @ 100.00)(1)	(B+, Ba3)	11/01/23	5.500	1,449,056

					2,781,634

Recreation & Travel (6.5%)

1,500	Boyne U.S.A., Inc., Rule 144A, Secured Notes (Callable 05/01/21 @ 103.63)(1)	(B, B1)	05/01/25	7.250	1,577,813

1,035	Canada’s Wonderland Co., Global Company Guaranteed Notes (Callable 04/15/22 @ 102.69)	(CCC, B3)	04/15/27	5.375	1,060,228

1,325	Cedar Fair LP, Global Company Guaranteed Notes (Callable 07/15/24 @ 102.63)	(CCC, B3)	07/15/29	5.250	1,366,393

750	Merlin Entertainments Ltd., Rule 144A, Secured Notes (Callable 03/17/26 @ 100.00)(1),(9)	(CCC+, B2)	06/15/26	5.750	789,945

500	Motion Bondco DAC, Rule 144A, Company Guaranteed Notes (Callable 11/15/22 @ 103.31)(1),(9)	(CCC-, Caa2)	11/15/27	6.625	524,375

800	Powdr Corp., Rule 144A, Senior Secured Notes (Callable 08/01/22 @ 103.00)(1)	(B, B1)	08/01/25	6.000	845,000

400	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/22 @ 104.38)(1),(9)	(B-, B2)	05/01/25	8.750	433,750

1,150	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 102.44)(1)	(CCC, B3)	07/31/24	4.875	1,152,875

650	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1)	(CCC, B3)	04/15/27	5.500	668,688

350	Six Flags Theme Parks, Inc., Rule 144A, Senior Secured Notes (Callable 07/01/22 @ 103.50)(1)	(B, Ba2)	07/01/25	7.000	378,656

2,115	Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/22 @ 102.44)(1)	(BB-, B2)	11/01/27	4.875	2,099,137

625	Vail Resorts, Inc., 144A, Company Guaranteed Notes (Callable 05/15/22 @ 103.13)(1)	(BB, B1)	05/15/25	6.250	667,969

					11,564,829

Software - Services (3.5%)

610	CDK Global, Inc., Global Senior Unsecured Notes (Callable 06/01/22 @ 102.44)	(BB+, Ba1)	06/01/27	4.875	644,694

257	GD Finance Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/22 @ 102.63)(1)	(BB-, B1)	12/01/27	5.250	270,974

1,175	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/23 @ 104.13)(1),(9)	(CCC+, Caa1)	02/01/28	8.250	1,299,109

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Software - Services

$160	Presidio Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/23 @ 102.44)(1)	(B, B1)	02/01/27	4.875	$170,000

2,675	Solera Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/21 @ 105.25)(1)	(CCC+, Caa1)	03/01/24	10.500	2,775,312

750	SS&C Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/30/22 @ 104.13)(1)	(B+, B2)	09/30/27	5.500	801,953

375	WEX, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 100.00)(1)	(BB-, Ba2)	02/01/23	4.750	376,836

					6,338,878

Specialty Retail (3.0%)

40	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/23 @ 102.25)	(BB, B1)	03/01/28	4.500	41,900

491	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/25 @ 102.38)	(BB, B1)	03/01/30	4.750	527,211

950	eG Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/30/21 @ 104.25)(1)	(B-, B3)	10/30/25	8.500	1,013,175

1,000	Lithia Motors, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 103.94)(1)	(BB, Ba2)	08/01/25	5.250	1,041,145

1,000	Penske Automotive Group, Inc., Company Guaranteed Notes (Callable 05/15/21 @ 102.75)	(B+, Ba3)	05/15/26	5.500	1,040,625

1,650	Ruyi U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 105.63)(1)	(NR, Caa2)	05/01/25	7.500	1,460,250

200	Sally Capital, Inc., Rule 144A, Secured Notes (Callable 04/30/22 @ 104.38)(1)	(BB-, Ba2)	04/30/25	8.750	222,750

					5,347,056

Steel Producers/Products (0.3%)

500	Allegheny Technologies, Inc., Global Senior Unsecured Notes (Callable 12/01/22 @ 102.94)(9)	(B, B3)	12/01/27	5.875	527,188

Support - Services (3.9%)

400	Austin BidCo, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/23 @ 103.56)(1)	(CCC+, Caa2)	12/15/28	7.125	418,250

1,635	Gems Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 07/31/22 @ 103.56)(1)	(B, B3)	07/31/26	7.125	1,708,575

600	Granite Merger Sub 2, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/22 @ 108.25)(1)	(CCC+, Caa1)	07/15/27	11.000	672,261

1,467	KAR Auction Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 103.84)(1)	(B-, Caa1)	06/01/25	5.125	1,511,421

388	Korn Ferry, Rule 144A, Company Guaranteed Notes (Callable 12/15/22 @ 102.31)(1)	(BB, Ba3)	12/15/27	4.625	404,975

200	Sabre Global, Inc., Rule 144A, Senior Secured Notes (Callable 03/16/25 @ 100.00)(1)	(B, Ba3)	04/15/25	9.250	238,250

1,172	Tempo Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 01/11/21 @ 103.38)(1)	(CCC+, Caa1)	06/01/25	6.750	1,212,785

253	United Rentals North America, Inc., Company Guaranteed Notes (Callable 01/15/23 @ 102.44)	(BB-, Ba3)	01/15/28	4.875	269,761

595	Williams Scotsman International, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/23 @ 102.31)(1)	(B+, B3)	08/15/28	4.625	616,941

					7,053,219

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Tech Hardware & Equipment (0.8%)

$759	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 01/11/21 @ 103.00)(1)	(CCC+, B3)	06/15/25	6.000	$777,102

525	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/22 @ 102.50)(1)	(CCC+, B3)	03/15/27	5.000	518,110

150	CommScope, Inc., Rule 144A, Senior Secured Notes (Callable 03/01/22 @ 103.00)(1)	(B, Ba3)	03/01/26	6.000	158,237

					1,453,449

Telecom - Wireless (0.6%)

950	T-Mobile U.S.A., Inc., Company Guaranteed Notes (Callable 02/01/23 @ 102.38)	(BB, Ba3)	02/01/28	4.750	1,022,333

Telecom - Wireline Integrated & Services (3.0%)

1,250	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(1)	(B, B2)	05/15/26	7.500	1,320,688

850	Altice France S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B, B2)	05/01/26	7.375	895,688

205	Equinix, Inc., Senior Unsecured Notes (Callable 05/15/22 @ 102.69)	(BBB-, Baa3)	05/15/27	5.375	223,522

2,651	GTT Communications, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/21 @ 103.94)(1)	(CC, Wr)	12/31/24	7.875	1,070,341

1,325	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 10/15/22 @ 103.38)(1)	(B+, B1)	10/15/27	6.750	1,427,687

400	Zayo Group Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/23 @ 103.06)(1)	(CCC+, Caa1)	03/01/28	6.125	423,688

					5,361,614

Theaters & Entertainment (2.7%)

2,344	AMC Entertainment Holdings, Inc.,10.00% Cash, 12.00% PIK, Rule 144A, Secured Notes (Callable 06/15/23 @ 106.00)(1),(3)	(C, Ca)	06/15/26	12.000	533,245

1,250	Cinemark U.S.A., Inc., Global Company Guaranteed Notes (Callable 02/01/21 @ 100.81)	(B, Caa1)	06/01/23	4.875	1,189,844

380	Cinemark U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/01/22 @ 104.38)(1)	(BB-, Ba3)	05/01/25	8.750	412,062

150	Expedia Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 100.00)(1)	(BBB-, Baa3)	05/01/25	6.250	173,960

350	Expedia Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/22 @ 103.50)(1)	(BBB-, Baa3)	05/01/25	7.000	386,021

1,025	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/06/21 @ 102.44)(1)	(B-, B3)	11/01/24	4.875	1,039,350

700	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/21 @ 104.22)(1)	(B-, B3)	03/15/26	5.625	720,300

325	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/22 @ 103.56)(1)	(B-, B3)	10/15/27	4.750	333,608

					4,788,390

Transport Infrastructure/Services (1.0%)

2,110	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 02/01/21 @ 100.00)(1)	(CCC, Caa2)	08/15/22	11.250	1,772,400

TOTAL CORPORATE BONDS (Cost $152,286,774)					151,521,042

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (33.8%)

Advertising (0.3%)

$396	Southern Graphics, Inc., LIBOR 1M + 3.250%(10)	(CCC+, B3)	12/31/22	3.397	$293,985

725	Southern Graphics, Inc., LIBOR 1M + 7.500%(8),(10)	(CCC-, Caa3)	12/31/23	7.647	250,125

					544,110

Auto Parts & Equipment (0.9%)

733	Dayco Products LLC, LIBOR 3M + 4.250%(10)	(CCC+, Caa2)	05/19/23	4.483	569,118

211	Jason Group, Inc., LIBOR 1M + 1.000% Cash, 9.000% PIK(3),(7),(10)	(CCC-, Caa3)	03/02/26	11.000	198,399

318	Jason Group, Inc., LIBOR 1M + 2.000% Cash, 4.000% PIK(3),(7),(10)	(B-, Caa1)	08/28/25	7.000	309,868

590	U.S. Farathane LLC, LIBOR 3M + 3.500%(10)	(CCC, Caa3)	12/23/21	4.500	549,297

					1,626,682

Building & Construction (1.2%)

1,361	ACProducts, Inc., LIBOR 6M + 6.500%(10)	(B, B2)	08/18/25	7.500	1,400,916

739	TRC Companies, Inc., LIBOR 1M + 5.000%(10)	(B, B2)	06/21/24	6.000	738,061

					2,138,977

Building Materials (0.5%)

1,000	Airxcel, Inc., LIBOR 1M + 8.750%(10)	(CCC, Ca)	04/27/26	8.897	925,000

Chemicals (4.3%)

1,481	Ascend Performance Materials Operations LLC, LIBOR 3M + 5.250%(10)	(BB-, B1)	08/27/26	6.250	1,488,656

1,627	PMHC II, Inc., LIBOR 12M + 3.500%(10)	(CCC+, Caa1)	03/31/25	4.500	1,530,147

1,568	Polar U.S. Borrower LLC, LIBOR 1M + 4.750%(10)	(B-, B2)	10/15/25	4.899 - 5.004	1,546,440

173	UTEX Industries, Inc., LIBOR 1M + 7.000%(10)	(NR, NR)	12/03/24	8.500	171,408

63	UTEX Industries, Inc., LIBOR 1M + 9.500%(10)	(NR, NR)	12/03/25	10.500	62,823

1,750	Vantage Specialty Chemicals, Inc., LIBOR 3M + 8.250%(8),(10)	(CCC-, Caa3)	10/27/25	9.250	1,516,813

1,511	Zep, Inc., LIBOR 3M + 4.000%(10)	(CCC+, B3)	08/12/24	5.000	1,479,227

					7,795,514

Diversified Capital Goods (0.8%)

519	Callaway Golf Co., LIBOR 12M + 4.500%(10)	(B+, B1)	01/02/26	4.652	520,860

1,005	Dynacast International LLC, LIBOR 3M + 8.500%(7),(10)	(CCC-, Caa3)	01/30/23	9.500	851,737

					1,372,597

Electronics (2.1%)

750	CPI International, Inc., LIBOR 1M + 7.250%(7),(8),(10)	(CCC, Caa2)	07/26/25	8.250	689,570

1,550	EXC Holdings III Corp., LIBOR 3M + 7.500%(10)	(CCC+, Caa2)	12/01/25	8.500	1,556,300

1,557	Oberthur Technologies SA, LIBOR 3M + 3.750%(10)	(B-, B3)	01/10/24	4.004	1,528,416

					3,774,286

Food - Wholesale (0.4%)

656	United Natural Foods, Inc., LIBOR 1M + 4.250%(10)	(B, B2)	10/22/25	4.397	653,123

Gas Distribution (1.4%)

1,480	BCP Renaissance Parent LLC, LIBOR 3M + 3.500%(10)	(B, B2)	11/01/24	3.733	1,415,672

1,181	Traverse Midstream Partners LLC, LIBOR 1M + 5.500%(10)	(B, B3)	09/27/24	6.500	1,162,892

					2,578,564

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Health Facility (0.2%)

$486	Western Dental Services, Inc., LIBOR 1M + 5.250%(10)	(CCC+, Caa1)	06/30/23	6.250	$465,539

Health Services (1.4%)

1,921	Athenahealth, Inc., LIBOR 1M + 4.500%(10)	(B, B2)	02/11/26	4.648	1,923,845

597	Carestream Health, Inc., LIBOR 6M + 6.750%(10)	(B-, B1)	05/08/23	7.750	588,578

					2,512,423

Hotels, Motels, Inns and Gaming (0.8%)

1,426	Gateway Casinos & Entertainment Ltd., LIBOR 3M + 3.500% Cash, 3.000% PIK(3),(10)	(B-, B2)	12/01/23	7.000 - 7.500	1,366,926

Insurance Brokerage (1.5%)

1,931	Acrisure LLC, LIBOR 1M + 3.500%(10)	(B, B2)	02/15/27	3.647	1,899,669

832	Alera Group Holdings, Inc., LIBOR 1M + 4.000%(7),(10)	(B, B2)	08/01/25	4.500	825,294

					2,724,963

Investments & Misc. Financial Services (1.2%)

990	Advisor Group, Inc., LIBOR 1M + 5.000%(10)	(B-, B2)	07/31/26	5.147	983,812

865	Deerfield Dakota Holding LLC, LIBOR 1M + 8.000%(7),(10)	(CCC, Caa2)	04/10/28	9.000	882,692

691	Ditech Holding Corp., PRIME + 7.000%(5),(10)	(NR, Wr)	06/30/22	11.250	216,837

					2,083,341

Life Insurance (0.6%)

1,062	Vida Capital, Inc., LIBOR 1M + 6.000%(7),(10)	(B, B2)	10/01/26	6.147	1,027,001

Machinery (1.5%)

494	Granite Holdings U.S. Acquisition Co., LIBOR 3M + 5.250%(7),(10)	(B-, B1)	09/30/26	5.504	494,984

798	LTI Holdings, Inc., LIBOR 1M + 6.750%(7),(8),(10)	(CCC+, Caa3)	09/06/26	6.897	776,311

444	LTI Holdings, Inc., LIBOR 1M + 3.500%(10)	(B-, B3)	09/06/25	3.647	432,775

1,125	WireCo WorldGroup, Inc., LIBOR 6M + 9.000%(8),(10)	(CCC+, Caa3)	09/30/24	10.000	919,221

					2,623,291

Medical Products (1.3%)

873	ABB Concise Optical Group LLC, LIBOR 6M + 5.000%(10)	(CCC+, B3)	06/15/23	6.000	795,210

1,451	Sotera Health Holdings LLC, LIBOR 3M + 4.500%(10)	(B+, B1)	12/11/26	5.500	1,458,147

					2,253,357

Metals & Mining - Excluding Steel (0.5%)

879	GrafTech Finance, Inc., LIBOR 1M + 3.500%(10)	(BB-, B1)	02/12/25	4.500	880,464

Packaging (0.1%)

540	Strategic Materials, Inc., LIBOR 3M + 7.750%(7),(8),(10)	(CC, C)	10/31/25	8.750	248,400

Personal & Household Products (1.3%)

1,252	Serta Simmons Bedding LLC, LIBOR 1M + 7.500%(10)	(B+, B2)	08/10/23	8.500	1,269,528

759	Serta Simmons Bedding LLC, LIBOR 1M + 7.500%(10)	(B, Caa2)	08/10/23	8.500	687,071

476	TricorBraun Holdings, Inc., LIBOR 1M + 3.750%(10)	(B-, B2)	11/30/23	4.750	474,490

					2,431,089

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Pharmaceuticals (0.3%)

$535	Akorn, Inc., LIBOR 3M + 7.500%(10)	(CCC+, Caa2)	10/01/25	8.500	$537,292

Real Estate Investment Trusts (0.4%)

648	Blackstone Mortgage Trust, Inc., LIBOR 1M + 4.750%(7),(10)	(B+, Ba2)	04/23/26	5.750	658,097

Recreation & Travel (2.3%)

1,613	Bulldog Purchaser, Inc., LIBOR 1M + 7.750%(10)	(CCC-, Caa3)	09/04/26	7.897	1,419,177

990	Bulldog Purchaser, Inc., LIBOR 1M + 3.750%(10)	(B-, B3)	09/05/25	3.897	922,671

773	Hornblower Sub LLC, LIBOR 6M + 8.125%(7),(10)	(NR, NR)	11/02/25	9.125	811,855

1,032	Hornblower Sub LLC, LIBOR 3M + 4.500%(10)	(CCC-, Caa2)	04/27/25	5.750	889,697

					4,043,400

Restaurants (0.1%)

15	Golden Nugget, Inc., LIBOR 3M + 12.000%(7),(10)	(NR, NR)	10/04/23	13.000	17,214

200	Tacala LLC, LIBOR 1M + 7.500%(10)	(CCC, Caa2)	02/04/28	8.250	198,084

					215,298

Software - Services (3.8%)

496	Aston FinCo Sarl, LIBOR 3M + 4.250%(10)	(B-, B2)	10/09/26	4.403	491,441

1,750	Epicor Software Corp., LIBOR 1M + 7.750%(10)	(CCC, Caa2)	07/31/28	8.750	1,831,489

473	Finastra U.S.A., Inc., LIBOR 6M + 3.500%(10)	(CCC+, B2)	06/13/24	4.500	464,640

1,703	Finastra U.S.A., Inc., LIBOR 6M + 7.250%(10)	(CCC-, Caa2)	06/13/25	8.250	1,714,934

440	Hyland Software, Inc., LIBOR 1M + 7.000%(10)	(CCC, Caa1)	07/07/25	7.750	444,765

292	LDiscovery LLC, LIBOR 3M + 5.875%(7),(10)	(B, B2)	12/09/22	6.875	290,808

483	Project Leopard Holdings, Inc., LIBOR 3M + 4.250%(10)	(B, B2)	07/07/23	5.250	481,388

1,000	SkillSoft Corp., LIBOR 1M + 7.500%(10)	(B+, B1)	12/27/24	8.500	1,025,000

					6,744,465

Specialty Retail (0.9%)

750	Boing U.S. Holdco, Inc., LIBOR 1M + 7.500%(8),(10)	(CCC, Caa2)	10/03/25	8.500	736,875

810	Sally Holdings LLC(7)	(BB+, Ba1)	07/05/24	4.500	816,078

					1,552,953

Support - Services (0.9%)

737	IG Investment Holdings LLC, LIBOR 3M + 4.000%(10)	(B-, B2)	05/23/25	5.000	736,408

164	Nuvei Technologies Corp., LIBOR 1M + 4.000%(7),(10)	(B+, Ba3)	09/29/25	4.750	165,279

650	USS Ultimate Holdings, Inc., LIBOR 1M + 7.750%(8),(10)	(CCC, Caa1)	08/25/25	8.750	649,392

					1,551,079

Telecom - Wireline Integrated & Services (0.7%)

297	GTT Communications, Inc.(6),(7),(11),(12)	(NR, NR)	12/31/21	0.000	301,088

170	GTT Communications, Inc., LIBOR 1M + 6.000%(6),(7),(10)	(NR, NR)	12/31/21	6.000	172,051

875	TVC Albany, Inc., LIBOR 1M + 7.500%(7),(8),(10)	(CCC, Caa2)	07/23/26	7.650	796,250

					1,269,389

Theaters & Entertainment (2.1%)

1,530	Metro-Goldwyn-Mayer, Inc., LIBOR 1M + 4.500%(7),(10)	(CCC+, B3)	07/03/26	5.500	1,529,325

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Theaters & Entertainment

$1,589	William Morris Endeavor Entertainment LLC, LIBOR 1M + 2.750%(10)	(CCC+, B3)	05/18/25	2.900	$1,473,584

744	William Morris Endeavor Entertainment LLC, LIBOR 1M + 8.500%(10)	(CCC+, B3)	05/18/25	9.500	766,241

					3,769,150

TOTAL BANK LOANS (Cost $62,322,996)					60,366,770

ASSET BACKED SECURITIES (4.2%)

Collateralized Debt Obligations (4.2%)

1,000	Anchorage Credit Opportunities CLO 1 Ltd., 2019-1A, Rule 144A, LIBOR 3M + 7.550%(1),(10)	(BB-, NR)	01/20/32	7.768	1,000,433

750	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, LIBOR 3M + 7.940%(1),(10)	(BB-, NR)	10/15/32	8.175	755,999

1,000	Battalion CLO XIV Ltd., 2019-14A, Rule 144A, LIBOR 3M + 3.950%(1),(10)	(NR, Baa3)	04/20/32	4.168	1,002,615

1,000	Battalion CLO XV Ltd., 2020-15A, Rule 144A, LIBOR 3M + 6.350%(1),(10)	(BB-, NR)	01/17/33	6.568	1,004,826

1,000	KKR CLO Ltd., 16, Rule 144A, LIBOR 3M + 6.750%(1),(10)	(NR, Ba3)	01/20/29	6.968	973,310

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, LIBOR 3M + 7.230%(1),(10)	(BB-, NR)	10/20/32	7.448	1,002,686

750	Octagon Investment Partners 48 Ltd., 2020-3A, Rule 144A, LIBOR 3M + 7.660%(1),(10)	(BB-, NR)	10/20/31	7.892	754,280

1,000	Symphony Credit Opportunities Fund Ltd., 2015-2A, Rule 144A, LIBOR 3M + 3.060%(1),(10)	(NR, Baa3)	07/15/28	3.335	975,517

TOTAL ASSET BACKED SECURITIES (Cost $7,405,599)					7,469,666

Number of Shares

COMMON STOCKS (0.9%)

Auto Parts & Equipment (0.2%)

18,270	Jason Group, Inc.(13)				109,622

46,071	Remainco LLC(6),(7),(13)				348,757

					458,379

Building & Construction (0.0%)

5	White Forest Resources, Inc.(6),(7),(8),(13)				—

Chemicals (0.2%)

2,794	Project Investor Holdings LLC(6),(7),(8),(13)				28

46,574	Proppants Holdings LLC(6),(7),(8),(13)				14,903

10,028	UTEX Industries, Inc.(13)				335,938

					350,869

Energy - Exploration & Production (0.1%)

12,239	Talos Energy, Inc.(13)				100,849

Oil Field Equipment & Services (0.0%)

2,820	Pioneer Energy Services Corp.(6),(7),(13)				2,933

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

Number of Shares		Value

COMMON STOCKS (continued)

Pharmaceuticals (0.3%)

45,583	Akorn Holding Company LLC(13)	$564,090

Support - Services (0.1%)

800	LTR Holdings LLC(6),(7),(8),(13)	159,856

433	Sprint Industrial Holdings LLC, Class G(6),(7),(8),(13)	—

39	Sprint Industrial Holdings LLC, Class H(6),(7),(8),(13)	—

96	Sprint Industrial Holdings LLC, Class I(6),(7),(8),(13)	1

		159,857

TOTAL COMMON STOCKS (Cost $2,782,263)		1,636,977

WARRANT (0.0%)

Chemicals (0.0%)

11,643	Project Investor Holdings LLC, expires 02/20/2022(6),(7),(8),(13) (Cost $6,054)	—

SHORT-TERM INVESTMENTS (3.4%)

6,061,295	State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(14) (Cost $6,061,295)	6,061,295

TOTAL INVESTMENTS AT VALUE (127.1%) (Cost $230,864,981)		227,055,750

LIABILITIES IN EXCESS OF OTHER ASSETS (-27.1%)		(48,414,534)

NET ASSETS (100.0%)		$178,641,216

INVESTMENT ABBREVIATIONS

1M = 1 Month

3M = 3 Month

6M = 6 Month

12M = 12 Month

LIBOR = London Interbank Offered Rate

NR = Not Rated

Sarl – société à responsabilité limitée

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to a value of $137,851,782 or 77.2% of net assets.

(2)	This security is denominated in British Pound.

(3)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(4)	This security is denominated in Euro.

(5)	Bond is currently in default.

(6)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

(7)	Security is valued using significant unobservable inputs.

(8)	Illiquid security (unaudited).

(9)	Security or portion thereof is out on loan (See note 2-K).

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2020

(10)	Variable rate obligation - The interest rate shown is the rate in effect as of December 31, 2020.

(11)	All or a portion is an unfunded loan commitment (See note 2-J).

(12)

The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of December 31, 2020.

(13)	Non-income producing security.

(14)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2020.

Forward Foreign Currency Contracts

Forward Currency to be Purchased (Local)		Forward Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
EUR	26,465	USD	31,355	10/13/21	Deutsche Bank AG	$31,355	$32,585	$1,230
GBP	13,000	USD	16,854	10/13/21	Barclays Bank PLC	16,854	17,797	943
USD	1,021,318	EUR	861,962	10/13/21	Morgan Stanley	(1,021,318)	(1,061,285)	(39,967)
USD	21,015	EUR	17,532	10/13/21	Deutsche Bank AG	(21,015)	(21,586)	(571)
USD	703,122	GBP	543,172	10/13/21	Deutsche Bank AG	(703,122)	(743,583)	(40,461)

								$(78,826)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments at value, including collateral for securities on loan of $6,061,295 (Cost $230,864,981) (Note 2)	$227,055,750	[1]
Cash	11,315,026
Foreign currency at value (Cost $5,237)	5,456
Interest receivable	3,141,775
Receivable for investments sold	2,485,540	[1]
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,173
Prepaid expenses and other assets	7,182

Total assets	244,012,902

Liabilities
Investment advisory fee payable (Note 3)	201,281
Administrative services fee payable (Note 3)	26,060
Loan payable (Note 4)	56,500,000
Payable upon return of securities loaned (Note 2)	6,061,295
Payable for investments purchased	2,003,522
Unfunded loan commitments (Note 2)	296,639
Unrealized depreciation on forward foreign currency contracts (Note 2)	80,999
Directors’ fee payable	7,563
Accrued expenses	194,327

Total liabilities	65,371,686

Net Assets
Applicable to 52,304,929 shares outstanding	$178,641,216

Net Assets
Capital stock, $.001 par value (Note 6)	52,305
Paid-in capital (Note 6)	196,131,924
Total distributable earnings (loss)	(17,543,013)

Net assets	$178,641,216

Net Asset Value Per Share ($178,641,216 / 52,304,929)	$3.42

Market Price Per Share	$3.15

[1]	Includes $5,937,434 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income
Interest	$16,298,652
Other	26,922
Dividends	2,163
Securities lending (net of rebates)	28,881

Total investment income	16,356,618

Expenses
Investment advisory fees (Note 3)	754,491
Administrative services fees (Note 3)	59,373
Interest expense (Note 4)	828,090
Directors’ fees	123,020
Audit and tax fees	63,689
Commitment fees (Note 4)	59,000
Printing fees	50,946
Transfer agent fees (Note 3)	47,772
Custodian fees	31,767
Legal fees	28,670
Stock exchange listing fees	16,799
Insurance expense	7,265
Miscellaneous expense	12,009

Total expenses	2,082,891

Net investment income	14,273,727

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(1,339,469)
Net realized gain from foreign currency transactions	24,208
Net realized loss from forward foreign currency contracts	(68,404)
Net change in unrealized appreciation (depreciation) from investments	(2,163,501)
Net change in unrealized appreciation (depreciation) from foreign currency translations	285
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	7,116

Net realized and unrealized loss from investments, foreign currency and forward foreign currency contracts	(3,539,765)

Net increase in net assets resulting from operations	$10,733,962

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income	$14,273,727	$13,552,928
Net realized gain (loss) from investments, foreign currency transactions and forward foreign currency contracts	(1,383,665)	(680,559)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	(2,156,100)	15,382,727

Net increase in net assets resulting from operations	10,733,962	28,255,096

From Distributions
From distributable earnings	(14,122,336)	(13,882,110)
Return of Capital	—	(240,221)

Net decrease in net assets resulting from dividends	(14,122,336)	(14,122,331)

Net increase (decrease) in net assets	(3,388,374)	14,132,765
Net Assets
Beginning of year	182,029,590	167,896,825

End of year	$178,641,216	$182,029,590

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Cash Flows

December 31, 2020

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$10,733,962

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Decrease in interest receivable	$72,483
Increase in accrued expenses	12,238
Decrease in payable upon return of securities loaned	(2,978,453)
Increase in prepaid expenses and other assets	(1,469)
Increase in unfunded loan commitments	296,639
Decrease in advisory fees payable	(7,939)
Net amortization and accretion of discount and premium on investments	(519,414)
Purchases of long-term securities, net of change in payable for investments purchased	(83,585,781)
Sales of long-term securities, net of change in receivable for investments sold	87,950,937
Net proceeds from sales (purchases) of short-term securities	2,852,893
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	2,156,385
Net realized loss from investments	1,339,469
Total adjustments		7,587,988

Net cash provided by operating activities[1]		$18,321,950

Cash Flows From Financing Activities
Borrowings on revolving credit facility	10,000,000
Repayments of credit facility	(13,750,000)
Cash dividends paid	(14,122,336)

Net cash used in financing activities		(17,872,336)

Net increase in cash		449,614
Cash — beginning of year		10,870,868

Cash — end of year		$11,320,482

[1]	Included in net cash provided by operating activities is cash of $828,090 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Per share operating performance
Net asset value, beginning of year	$3.48	$3.21	$3.58	$3.48	$3.21

INVESTMENT OPERATIONS
Net investment income[1]	0.27	0.26	0.27	0.24	0.25
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.06)	0.28	(0.37)	0.12	0.28

Total from investment activities	0.21	0.54	(0.10)	0.36	0.53

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.27)	(0.27)	(0.24)	(0.25)
Return of capital	—	(0.00)[2]	—	(0.02)	(0.01)

Total dividends and distributions	(0.27)	(0.27)	(0.27)	(0.26)	(0.26)

Net asset value, end of year	$3.42	$3.48	$3.21	$3.58	$3.48

Per share market value, end of year	$3.15	$3.22	$2.77	$3.31	$3.16

TOTAL INVESTMENT RETURN[3]
Net asset value	8.08%	18.17%	(2.39)%	11.34%	18.64%
Market value	7.58%	26.71%	(8.89)%	13.37%	24.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$178,641	$182,030	$167,897	$187,472	$182,019
Ratio of net expenses to average net assets	1.25%	1.92%	1.82%	1.06%	0.74%
Ratio of net expenses to average net assets excluding interest expense	0.75%	0.78%	0.78%	0.90%	0.74%
Ratio of net investment income to average net assets	8.55%	7.59%	7.83%	6.75%	7.66%
Asset Coverage per $1,000 of Indebtedness	$4,162	$4,021	$3,373	$5,075	$—
Portfolio turnover rate[4]	36%	35%	39%	64%	53%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $(0.01) per share.
[3]

Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.

[4]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2020

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Directors (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$151,403,451	$117,591		$151,521,042
Bank Loans	—	48,504,469	11,862,301		60,366,770
Asset Backed Securities	—	7,469,666	—		7,469,666
Common Stocks	100,849	1,009,650	526,478		1,636,977
Warrants	—	—	0	(1)	0	(1)
Short-term Investment	—	6,061,295	—		6,061,295

	$100,849	$214,448,531	$12,506,370		$227,055,750

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$2,173	$—		$2,173

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$80,999	$—		$80,999

*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.
(1)	Includes zero valued securities.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of December 31, 2020 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Common Stocks	Warrant		Total
Balance as of December 31, 2019	$3,730	$14,127,238	$1,648,703	$0	(1)	$15,779,671
Accrued discounts (premiums)	—	34,113	—	—		34,113
Purchases	861,833	8,076,587	1,738,305	—		10,676,725
Sales	(389,149)	(2,647,627)	(2,369,750)	—		(5,406,526)
Realized gain (loss)	(281,851)	(180,836)	841,860	—		379,173
Change in unrealized appreciation (depreciation)	(76,972)	(601,392)	(1,332,640)	—		(2,011,004)
Transfers into Level 3	—	3,240,378	—	—		3,240,378
Transfers out of Level 3	—	(10,186,160)	—	—		(10,186,160)

Balance as of December 31, 2020	$117,591	$11,862,301	$526,478	$0	(1)	$12,506,370

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2020	$(76,972)	$(477,442)	$(719,765)	—		$(1,274,179)

(1)	Includes zero valued securities.

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 12/31/2020	Valuation Techniques	Unobservable Input	Range (Weighted Average)*
Bank Loans	$11,389,163	Vendor Pricing	Single Broker Quote	$0.46 - $1.14 ($0.97)
	$473,138	Income Approach	Expected remaining distribution	$1.01 - $1.02 ($1.01)
Common Stocks	$177,720	Market Approach	EBITDA Multiples	3.6 - 10.6 (7.6)
	$348,758	Income Approach	Expected remaining distribution	$0.00 - $7.57 ($7.57)
Corporate Bonds	$113,861	Market Approach	EBITDA Multiples	6.2 (N/A)
	$3,730	Income Approach	Expected remaining distribution	$0.01 (N/A)
Warrant	$0	Market Approach	EBITDA Multiples	10.6 (N/A)

*	Weighted by relative fair value

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended December 31, 2020, $3,240,378 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $10,186,160 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2020 and the effect of these derivatives on the Statement of Operations for the year ended December 31, 2020.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange rate forward contracts	$2,173	$80,999	$(68,404)	$7,116

For the year ended December 31, 2020, the Fund held an average monthly value on a net basis of $3,158,109 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$943	$—	$—	$—	$943
Deutsche Bank AG	1,230	(1,230)	—	—	—

	2,173	(1,230)	—	—	943

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at December 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank AG	$41,032	$(1,230)	$—	$—	$39,802
Morgan Stanley	39,967	—	—	—	39,967

	80,999	(1,230)	—	—	79,769

(a)	Forward foreign currency contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into US dollar amounts on the date of those transactions.

Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on the ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally,

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at December 31, 2020 are disclosed in the Schedule of Investments.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of December 31, 2020, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
GTT Communications, Inc.	12/31/21	0.00	$296,639

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of December 31, 2020, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$5,937,434	$6,061,295	$6,061,295

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2020.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Collateral Received(b)	Net Amount (not less than $0)
$5,937,434	$(5,937,434)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the year ended December 31, 2020, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $55,470, of which $16,981 was rebated to borrowers (brokers). The Fund retained $28,881 in income from the cash collateral investment, and SSB, as lending agent, was paid $9,608.

L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains uncertain. There also remains uncertainty and risk regarding the willingness and ability of issuers to include fallback provisions and/or other measures that contemplate the discontinuation of LIBOR in new and existing contracts or instruments. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 2. Significant Accounting Policies (continued)

M) RECENT ACCOUNTING PRONOUNCEMENTS — In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), “Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication, if any, of the additional disclosure requirement and the impact is reflected on the Fund’s financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets. For the year ended December 31, 2020, investment advisory fees earned were $754,491.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2020, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $59,373.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Note 4. Line of Credit

The Fund has a line of credit subject to annual renewal provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $90,000,000; b) an amount that is no greater than 33 1⁄3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At December 31, 2020, the Fund had loans outstanding under the Agreement of $56,500,000. Unless renewed, the Agreement will terminate on June 9, 2021. During the year ended December 31, 2020, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$63,502,732	1.28%	$69,250,000	$828,090	366

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 4. Line of Credit (continued)

appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$79,110,509	$85,267,919	$0	$0

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized.

There were no shares of common stock issued for the year ended December 31, 2020 and the year ended December 31, 2019.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2020

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid by the Fund during the fiscal years ended December 31, 2020 and 2019, respectively, was as follows:

Ordinary Income		Return of Capital
2020	2019	2020	2019
$14,122,336	$13,882,110	$0	$240,221

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, premium amortization adjustments, defaulted bond accruals, and marked to market of forward contracts.

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$196,352
Accumulated realized loss	(13,721,725)
Unrealized depreciation	(4,017,641)

$(17,543,014)

At December 31, 2020, the Fund had $13,721,725 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At December 31, 2020, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$230,995,425

Unrealized appreciation	$8,764,553
Unrealized depreciation	(12,783,054)

Net unrealized appreciation (depreciation)	$(4,018,501)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of defaulted bond and premium amortization adjustments and foreign currency gain (loss), undistributed net investment income was credited $135,819 and accumulated net realized loss was debited $135,819. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Credit Suisse Asset Management Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) as of December 31, 2020, and the related statements of operations and changes in net assets and cash flows, including the related notes, and the financial highlights for the year ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers, when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Investment Management Agreement (unaudited)

In approving the renewal of the current advisory agreement (the “Advisory Agreement”) for the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), the Board of Directors of the Fund (the “Board”), including all of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), at a special telephonic meeting held on November 9, 2020 where the Board discussed information and materials previously provided to them in connection with the renewal of the Advisory Agreement, and at a telephonic meeting held on November 16 and 17, 2020, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 0.50% (the “Contractual Advisory Fee”) for the Fund in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”), the Fund’s investment adviser. The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund’s average weekly stock price or its average weekly net assets. The Board also noted that the Fund does not pay Credit Suisse an advisory fee on leveraged assets.

Additionally, the Board considered information comparing the Fund’s Contractual Advisory Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board noted that the Fund’s advisory fees and overall expenses were lower than its peers, as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment advisory services set forth in the Advisory Agreement, included credit analysis and research, supervising the day-to-day operations of the Fund’s non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Fund’s credit facility and supervising and/or preparing applicable Fund filings, disclosures and shareholder reports. The Board also considered Credit Suisse’s compliance program with respect to the Fund. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the Fund management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse’s representation that the services provided to the Fund are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Investment Management Agreement (unaudited) (continued)

Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Fund Performance

The Board received and considered performance results of the Fund over the previous year as well as over longer time periods, along with comparisons both to the relevant performance group (“Performance Group”) and a universe of funds (“Performance Universe”) for the Fund provided in the Broadridge materials. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board noted that the Fund outperformed its Performance Universe for the one-year period reported, and either outperformed or performed in line with its Performance Universe over various longer investment periods reported. The Board also considered the investment performance of the Fund over various investment periods relative to its stated objectives.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected, in the context of Credit Suisse’s profitability, Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end and closed-end funds. The Board also reviewed Credit Suisse’s profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Fund.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted the current advisory fee structure and the fact that the Fund does not pay advisory fees on leveraged assets. The Board also noted that further economies of scale potentially could be realized if the Fund’s premium/discount ratios narrowed and the Fund’s shares traded at a premium sufficient to permit an additional at-the-market offering to increase the Fund’s assets. The Board received information regarding Credit Suisse’s profitability in connection with providing advisory services to the Fund, including Credit Suisse’s costs in providing the services.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses and its reputation as a result of its relationship with the Fund (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse’s policies and practices regarding soft dollars and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Investment Management Agreement (unaudited) (continued)

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•

The Contractual Advisory Fee, reviewed along with information provided by Broadridge for funds in the Fund’s Expense Group and Expense Universe, was reasonable in relation to the services provided by Credit Suisse.

•

The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•

In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to base the fee on the lower of the Fund’s average weekly stock price or its average weekly net assets, Credit Suisse’s net profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited)

December 31, 2020

Recent Changes

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objective and Policies

The investment objective of the Fund is to provide current income consistent with the preservation of capital. The Fund’s investment portfolio will not be managed for capital appreciation. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks. The Fund’s investments in fixed income securities are not subject to any rating quality limitation. The Fund primarily invests in high yield fixed income securities that are in the lower rating categories of Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), a division of S&P Global Inc., or another nationally recognized ratings service (commonly referred to as “junk bonds”). Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. See “Risk Factors — Lower-Rated Securities.” The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.

Differing yields on fixed income securities of the same maturity are a function of several factors. Higher yields are generally available from securities in the lower rating categories of recognized rating agencies, i.e., Baa or lower by Moody’s or BBB or lower by S&P. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Although Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse”), considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Credit Suisse’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

Credit Suisse bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. Credit Suisse evaluates each issuer’s rating, cash flow, financial structure and business risk. Credit Suisse takes into account, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. Credit Suisse evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility with State Street Bank and Trust Company. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. To the extent that the Fund invests in the mortgage market, Credit Suisse will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.

The Fund may invest in loans and loan participations (collectively, “Loans”), including senior secured floating Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured Loans with fixed and variable interest rates.

Credit Suisse may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of the investments held in the Fund’s portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. It is expected that the average weighted maturity of the Fund’s investment portfolio will be 4 to 10 years.

The Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars, non-U.S. currencies or composite currencies, including:

•	debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

•	debt obligations of supranational entities;

•	debt obligations of the U.S. government issued in non-dollar denominated securities; and

•	dollar and non-dollar denominated debt obligations and other fixed income securities of foreign and U.S. corporate issuers.

The Fund may invest a portion of its assets in the securities of issuers located in emerging markets. The Fund has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar.

In making investments in foreign and emerging market securities, Credit Suisse considers the relative growth and inflation rates of different countries. Credit Suisse considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

denominated in foreign currencies. Credit Suisse further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. Credit Suisse considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

The Fund may invest in credit default swap agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly. There is no limit on the Fund’s ability to enter into credit default swap agreements.

Risk Factors

This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.

The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Lower-Rated Securities Risk. At any time, all or substantially all of the Fund’s portfolio may be invested in medium-grade or below investment grade fixed income securities (commonly referred to as “junk bonds”) as determined by a nationally recognized rating service and in unrated securities of comparable quality. Lower-rated securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower-rated securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore,

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-rated securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Leverage Risk. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to greater risk of loss than if it had not employed leverage.

Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk and prepayment risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Foreign Securities Risk. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

Emerging Market Securities Risk. Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets and market illiquidity, lack of uniform accounting and auditing standards, differences in regulatory and financial recordkeeping standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Illiquid Securities Risk. The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount.

Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage-Backed Securities Risk. The Fund may invest a substantial portion of its total assets in mortgage-backed securities. The value of mortgage-backed securities is subject to change due to shifts in the market’s perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates

Senior Loans Risk. The Fund’s investments in Senior Loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Second Lien and Other Secured Loans Risk. Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Conflict of Interest Risk. Affiliates of Credit Suisse may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse’s affiliates in the primary and secondary markets for loans may restrict the fund’s ability to acquire some loans or affect the timing or price of such acquisitions.

Derivatives Risk. The Fund may invest in derivatives, such as credit default swap agreements and interest rate futures and related options. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•

the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•

the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•

the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of Credit Suisse to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Credit Default Swap Risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Market Price, Discount and Net Asset Value of Shares. As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

Potential Yield Reduction. An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.

Market Risk. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

An outbreak of respiratory disease caused by a novel coronavirus (sometimes referred to as “COVID-19”) was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closed borders, enhanced health screenings, disruption of, and delays in, the provision of healthcare services, quarantines, cancellations of events and product orders, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain. The effects of the pandemic may last for an extended period of time.

Credit Suisse Asset Management Income Fund, Inc.

Fund Investment Objective, Policies and Risks (unaudited) (continued)

December 31, 2020

Anti-Takeover Provisions. The Charter and By-laws contain provisions limiting the ability of other entities or persons to acquire control of the Fund. These provisions may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Director, Nominating and Audit Committee member	Since 2018; current term ends at the 2022 annual meeting	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Director, Nominating and Audit Committee member	Since 2018; current term ends at the 2023 annual meeting	Dean Emeritus of Yale School of Management from July 2015 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9	Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Director, Nominating Committee member and Audit Committee Chairman	Director and Audit Committee Chairman since 2018; current term ends at the 2021 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the Finance Committee at the Foundation of Barnes Jewish Hospitals (healthcare) from January 2021 to present; Director of Koch Development Corporation (real estate development) from November 2017 to December 2020; Director of Supernova (fin-tech) from June 2014 to September 2018.

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Chairman since 2012 and Director since 2005; current term ends at the 2023 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9	Director of Aberdeen Emerging Market Equity Income Fund, Inc. (a closed-end investment company); Director of Aberdeen Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical and medical instruments and apparatus company) from 2006 to 2018.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director

John G. Popp* Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Director, Chief Executive Officer and President	Director since 2013 Chief Executive Officer and President since 2010; current term ends at the 2021 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
*	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers**

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since March 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
**	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)

Credit Suisse High Yield Bond Fund (NYSE American: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about an open-end fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1220

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2020. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2020.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by PricewaterhouseCoopers LLP (“PwC”), the registrant’s current independent registered public accounting firm, and the registrant’s former independent registered public accounting firm. The audit fees billed to the registrant for the fiscal year 2020 are the only fees that have been billed to the registrant by PwC. All other fees listed in the tables below were billed to the registrant by the registrant’s former independent registered public accounting firm. For engagements with PwC and the registrant’s former independent registered public accounting firm the Audit Committee approved in advance all audit services and non-audit services that PwC and the registrant’s former independent registered public accounting firm provided to the registrant for its fiscal years ended December 31, 2019 and December 31, 2020.

	2019	2020
Audit Fees	$47,900	$47,900
Audit-Related Fees[1]	$8,140	$—
Tax Fees[2]	$3,420	$4,940
All Other Fees	$—	$—
Total	$59,460	$52,840

[1]	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($8,140 in 2019 and $0 in 2020).
[2]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by

2

PwC for the fiscal year ended December 31, 2020 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020.

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1)

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2)

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by PwC for the fiscal year ended

3

December 31, 2020 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by PwC for the fiscal year ended December 31, 2020 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f)	Not Applicable.
(g)

The aggregate fees billed by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and for the fiscal year ended December 31, 2020 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers were $11,560 and $4,940 respectively.    (h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Jeffrey E. Garten, Mahendra R. Gupta and Steven N. Rappaport.

4

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

5

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

PROXY VOTING PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Procedures

The Proxy Voting Procedures (the “Procedures”) set forth below are designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Procedures addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Procedures are not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a disinterested member of the Portfolio Management Department, a member of the General Counsel Department, a member of the Compliance and Regulatory Affairs Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Procedures. The Proxy Voting Committee will review the Procedures as necessary to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals for all of the Funds except Credit Suisse Commodity Return Strategy Fund and Credit Suisse Trust – Commodity Return Strategy Portfolio. Proxy proposals addressed by the Procedures will be voted in accordance with the Procedures. Proxy proposals addressed by the Procedures that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Procedures will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Procedures or the ISS vote recommendation, the Committee shall obtain client consent as described below.

6

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Procedures and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Procedures, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Procedures exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Procedures or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Procedures), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

7

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Procedures;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Procedures to each client. Upon request, Credit Suisse will provide any client with a copy of the Procedures. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

A description of the Procedures is contained in each Fund’s Statement of Additional Information the telephone number for more information must be disclosed in each Fund’s Form N-CSR.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Procedures is not clear. The Proxy Voting Committee will notify ISS of any changes to the Procedures or deviating thereof.

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PROXY VOTING PROCEDURES

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid

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reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

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Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

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Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

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Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

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Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

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Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation

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plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

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Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2020

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Portfolio Manager of the Credit Suisse Asset Management Income Fund, as of December 31, 2020, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and Ms. Chan and the total assets managed within each category as of December 31, 2020.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery*	5	$2,858 million	54	$36,039 million	33	$17,531 million
Wing Chan	5	$2,858 million	15	$11,046 million	33	$17,531 million

*As	of December 31, 2020, Mr. Flannery manages 39 accounts which have total assets under management of $24,994 million, and which have additional fees based on the performance of the accounts.

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Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

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Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2020.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Thomas J. Flannery	E
Wing Chan	B

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 9, 2020.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Credit Suisse Asset Management Income Fund, Inc.’s (the “Fund”) most recent fiscal year ending December 31, 2020, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

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•

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Credit Suisse Asset Management Income Fund, Inc. Securities Lending Activities Income and Fees for Fiscal Year 2020
Gross income from securities lending activities (including income from cash collateral reinvestment)	$55,470
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,608
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—

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Rebate (paid to borrower)	$16,981
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$26,589
Net income from securities lending activities	$28,881

Item 13. Exhibits.

(a)(1) Registrant’s Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ John G. Popp

Name:   John G. Popp

Title:    Chief Executive Officer and President

Date:    February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp

Name:   John G. Popp

Title:    Chief Executive Officer and President

Date:    February 25, 2021

/s/ Omar Tariq

Name:   Omar Tariq

Title:    Chief Financial Officer and Treasurer

Date:    February 25, 2021

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